Biological assets	12 Months Ended
Dec. 31, 2018
Biological assets.
Biological assets

13.   Biological assets

The changes in the balances of biological assets in the years ended on the respective dates are shown below:

Balances on December 31, 2016	4,072,528
Additions (a)	912,368
Depletion for the year	(551,135)
Gain on adjustment to fair value	192,504
Disposal of forests	(28,030)
Other write-offs	(49,338)
Balances on December 31, 2017	4,548,897
Additions (a)	1,285,490
Depletion for the year	(709,547)
Loss on adjustment to fair value	(129,187)
Disposal of forests	(47,124)
Other write-offs	(12,624)
Balances on December 31, 2018	4,935,905
(a)

Refers to the formation and acquisition of forests of which R$ 852,156 of forest formation and R$ 433,334 of forest acquisition. (December 31, 2017, R$ 775,954 and R$ 136,414,  respectively). The costs incurred to lease lands with subsidiaries are eliminated.

The Company’s biological assets are mainly made of eucalyptus forest for reforestation used to supply wood to pulp and paper mills and are located in the states of São Paulo, Bahia, Espirito Santo, Maranhão, Minas Gerais, Pará, Piauí and Tocantins. Permanent preservation and legal reserve areas were not included in the calculation of fair value due to its nature.

The assumptions used in determining the fair value of biological assets were:

i)    Average cycle of forest formation of 7 years;

ii)   Forests are measured at their fair value as of the plantation year;

iii)  Mean annual increment – IMA consists of the estimated volume of production of wood with bark in m3 per hectare, ascertained based on the genetic material used in each region, forestry policies and forest management, production potential, climate factors and soil conditions;

iv)  The estimated average standard cost per hectare includes expenses on forestry and forest management each year of formation of the biological cycle of the forests, plus costs of land lease agreements and own land opportunity cost;

v)   The average eucalyptus gross sale prices were based on specialized research on transactions made by the Company with third parties or weighted by the cost of formation plus cost of capital plus estimated margin for regions where there is no market benchmark available;

vi)   Discount rate used in cash flows is calculated based on capital structure and other economic assumptions for a participant in the independent business of selling timber (forests).

The pricing model considers net cash flows, after deduction of taxes on profit at the applicable rates.

Main assumptions for calculation of fair value of the biological assets:

Assumptions Used	12/31/2018	12/31/2017	12/31/2016
Planted useful area (hectare)	463,801	466,535	450,474
Mature assets	68,207	73,897	84,084
Immature assets	395,594	392,638	366,390
Average annual growth (IMA) - m /hectare	29.93	28.89	33.80
Average gross sale price of eucalyptus - R$/m3	68.62	69.19	53.45
Utilization cost of Company's assets that contribute - %	4.50%	4.44%	5.00%
Discount rate - %	9.36%	9.11%	10.54%

The Company manages the financial risks related to agricultural activities in a preventive manner, by reducing risks from edaphoclimatic factors. The weather is monitored through meteorological stations and, in the event of pests and diseases, our Department of Forestry Research and Development, an area specialized in physiological and phytosanitary aspects, has procedures to diagnose and act rapidly against any occurrences and losses.

Sensitivity analysis

The calculation of fair value of the biological assets falls under Level 3 in the hierarchy set forth in IFRS 13 – Measurement of Fair Value, due to the complexity and structure of calculation.

The main assumptions, IMA, discount rate, and selling price stand out as being the most sensitive where increases or reductions in these assumptions generate significant gains or losses in the measurement of fair value.